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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 2, 2002


                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


      Delaware                     0-23223                   06-1331400
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  (State or other                (Commission                (IRS Employer
   jurisdiction of               File Number)             Identification No.)
   incorporation)



                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 2, 2002, the Registrant issued a press release announcing that scientists from the Registrant and Abgenix have successfully developed highly-specific, fully human monoclonal antibodies (mAbs) that precisely bind to PDGF D, a member of the Platelet-Derived Growth Factor (PDGF) family. These antibodies are specific to PDGF D and do not bind to other members of the PDGF family. PDGF D is a newly discovered growth factor that has proliferative activity on a wide variety of cells that express PDGF receptors. Recently, the Registrant demonstrated that PDGF D is associated with a number of diseases in the areas of Oncology and Inflammation. Thus, antagonism of PDGF D through the use of fully human mAbs is a potentially important method for treating unmet diseases in Oncology and Inflammation. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are filed with this report:


Exhibit Number                      Description
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    99.1              Press release of Registrant dated May 2, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CURAGEN CORPORATION
                                  (Registrant)

Date: May 2, 2002                 By:     /s/ David M. Wurzer
                                     ----------------------------------
                                     Name:  David M. Wurzer
                                     Title: Executive Vice President and
                                             Chief Financial Officer